UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 30, 2018

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

LightPath Technologies, Inc.

Form 8-K

Item 1.01	Entry into a Material Definitive Agreement

On January 30, 2018, LightPath Technologies, Inc. (the “Company”) entered into the Second Amendment to Rights Agreement (the “Second Amendment”) with Continental Stock Transfer & Trust Company (the “Rights Agent”). The Rights Agreement dated May 1, 1998, between the Company and the Rights Agent (as amended, the “Rights Agreement”), sets forth the terms and conditions of the rights (collectively, the “Rights”) to purchase one one-hundredth of a share of the Company’s Series D Participating Preferred Stock (the “Series D Preferred Stock”). The Second Amendment extends the final expiration date of the Rights from February 25, 2018 to February 28, 2021 (the “Final Expiration Date”). Following the Second Amendment, the Rights will continue in effect until February 28, 2021, unless the Rights are earlier redeemed or amended by the Company. If, prior to the Final Expiration Date, the Company’s Board of Directors desires to amend the Rights Agreement to extend further the Final Expiration Date, the Company intends to seek stockholder approval of such further amendment at that time.

The Second Amendment also corrected a scrivener’s error with respect to the definition of “Distribution Date” in the Rights Agreement to allow a majority of continuing directors to extend the Distribution Date beyond the 10-business day period after certain tender or exchange offers are announced.

A copy of the Second Amendment is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference herein. The foregoing description of the Second Amendment is qualified in its entirety by reference to Exhibit 4.1.

Item 3.03.	Material Modification to Rights of Security Holders

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K regarding the Second Amendment and the Rights Agreement is incorporated in its entirety by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On January 30, 2018, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment of Certificate of Designation, Preferences and Rights of Series D Participating Preferred Stock (the “Series D Certificate of Amendment”), increasing the number of shares designated as Series D Preferred Stock from 100,000 shares to 500,000 shares. A copy of the Series D Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The foregoing description of the Series D Certificate of Amendment is a summary only and is qualified in its entirety by reference to the provisions of the Series D Certificate of Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Document

3.1	Certificate of Amendment of Certificate of Designation, Preferences and Rights of Series D Participating Preferred Stock

4.1	Second Amendment to Rights Agreement dated January 30, 2018 between LightPath Technologies, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: February 1, 2018	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Document

3.1	Certificate of Amendment of Certificate of Designation, Preferences and Rights of Series D Participating Preferred Stock

4.1	Second Amendment to Rights Agreement dated January 30, 2018 between LightPath Technologies, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent

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